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                                                                   EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Current Report on Form 8-K of our report dated September 17, 1998 included in ABC Rail Products Corporation's Annual Report on Form 10-K for the year ended July 31, 1998.

                                          /s/ ARTHUR ANDERSEN LLP


Chicago, Illinois
March 5, 1999